QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2001

A.D.A.M., INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-26962 (Commision File Number)	58-1878070 (I.R.S. Employer Identification No.)
1600 RiverEdge Parkway, Suite 800, Atlanta, Georgia (Address of principal executive offices)		30328 (Zip Code)

Registrant's telephone number, including area code: (770) 980-0888

ADAM.COM, INC.
(Former name or address, if changed since last report)

Item 5. OTHER EVENTS

    On July 26, 2001, adam.com, Inc. (the "Company") issued a press release announcing a change in the Company's name to A.D.A.M., Inc.  A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
July 26, 2001	By:	/s/ ROBERT S. CRAMER Robert S. Cramer Chairman, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated July 26, 2001

QuickLinks

EXHIBIT INDEX